UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             February 1, 2002
                             ----------------
                              Date of Report
                    (Date of earliest event reported)


                         RUBICON MEDICAL CORPORATION
                         ---------------------------
           (Exact name of registrant as specified in its charter)


     Delaware                     33351414                      87-0361403
----------------------            -------                       ----------
   (State or other         (Commission File Number)           (IRS Employer
   jurisdiction of                                           Identification
    incorporation)                                                 No.)

                    2064 West Alexander Street
                    Salt Lake City, Utah 84119
                        ---------------------------
                  (Address of Principal Executive Offices)

                              (801) 886-9000
                              --------------
                       (Registrant's Telephone Number)


                               N/A
                            --------------------
         (Former Name or Former Address if changed Since Last Report)

Item 1.   Changes in Control of Registrant.
          ---------------------------------

     None; not applicable.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

     None; not applicable.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

     None, not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

     None, not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

     Effective February 1, 2002, Rubicon Medical, Inc., a Utah corporation ("Rubicon"), which is a wholly-owned subsidiary of Rubicon Medical Corporation, a Delaware corporation (the "Company"), entered into a Mutual Release and Settlement Agreement with Accurate Designs, a Utah corporation ("ADI"), and Harold Pearsall (the "Settlement Agreement").

     The Settlement Agreement stems from Rubicon's acquisition of ADI in April, 2000, pursuant to an Asset Purchase Agreement. Under the Asset Purchase Agreement, the Company agreed to pay to Mr. Pearsall $1,000,000 in cash and to issue common stock valued at $1,000,000 to Mr. Pearsall. As of the effective date of the Settlement Agreement, the Company owed Mr. Pearsall a $250,000 cash payment, which was due on December 17, 2001, and $1,000,000 in stock, payable in December, 2002.

     Certain disputes arose between the parties concerning their respective rights and obligations under the Asset Purchase Agreement. As a result, on or about January 25, 2002, Rubicon filed with the American Arbitration Association an Arbitration Demand seeking the rescission of the ADI acquisition. Under the terms of the Settlement Agreement, Rubicon agreed to withdraw the Arbitration Demand. In addition, the parties agreed as follows:

          Mr. Pearsall agreed to sell to the Company all of his 50,000 outstanding shares of Company common stock, in exchange for $100,000 cash, payable upon execution of the Settlement Agreement;

          Rubicon agreed to return all ADI assets in its possession and released to Pearsall all of its right, title and interest in the ADI assets;

          Rubicon agreed to pay Mr. Pearsall's Cobra premium for up to 18 months, as long as he remains qualified for Cobra coverage;

          Rubicon agreed not to compete with Mr. Pearsall or ADI in the business of catheter tipping equipment for two years from the date of the Settlement Agreement and to forward to Mr. Pearsall all inquiries regarding the catheter tipping business;

          Rubicon waived any claim to the installment payments already made under the Asset Purchase Agreement and Mr. Pearsall and ADI waived any right to further payments of cash and stock under the Asset Purchase Agreement; and

          Mr. Pearsall agreed to pay to Rubicon $15,000 per machine on the four catheter tipping machines as a full reimbursement of costs associated with the machines.

     A copy of the Settlement Agreement is attached hereto and incorporated herein by reference. See Item 7 of this Report.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

     None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.
          ---------

          (a)  Financial Statements of Businesses Acquired.

          None; not applicable.

          (b)  Pro Forma Financial Information.

          None; not applicable.

          (c) Exhibits.

          Exhibit 10 - Mutual Release and Settlement Agreement

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RUBICON MEDICAL CORPORATION

DATED:  2/13/02                           /s/ Richard J. Linder
       ------------------                ----------------------------
                                         Richard J. Linder
                                         President and CEO